UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
ENOVIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENOVIX CORPORATION
3501 W. Warren Avenue
Fremont, California 94538
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 15, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of ENOVIX CORPORATION, a Delaware corporation. The Annual Meeting will be held in virtual format only, via live webcast at www.virtualshareholdermeeting.com/ENVX2022 originating from Fremont, California, on Wednesday, June 15, 2022 at 1:30 p.m. Pacific Time. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. Due to the COVID-19 pandemic, the Annual Meeting will be held in a virtual format to provide a safe experience for our partners, employees, and stockholders, and to be more inclusive and reach a greater number of our stockholders. We encourage you to attend online and participate. We recommend that you log in a few minutes before 1:30 p.m., Pacific Time, on June 15, 2022 to ensure you are logged in when the Annual Meeting starts. The webcast will open at 1:15 p.m., Pacific Time, on June 15, 2022. The Annual Meeting will be held for the following purposes:
1.	To elect each of the Board of Directors’ seven nominees for director to serve until the 2023 Annual Meeting of Stockholders;
2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
These items of business are more fully described in the proxy statement accompanying this notice of Annual Meeting.
The record date for the Annual Meeting is April 18, 2022. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
We are pleased to provide access to our proxy materials over the internet instead of mailing printed documents. We believe that this process allows us to provide information regarding the Annual Meeting in a timelier manner, while reducing the environmental impact and the cost of our Annual Meeting. On or about April 29, 2022, we expect to mail to stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials over the internet, including the attached proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 2, 2022, and a form of proxy card or voting instruction card. Your vote is important. Whether or not you are able to attend the Annual Meeting online, it is important that your shares be represented. Please vote as soon as possible.
On behalf of our Board of Directors, thank you for your participation in this important annual process.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 15, 2022, at 1:30 p.m., Pacific Time.

The proxy statement and our Annual Report on Form 10-K are available at www.proxyvote.com.
By Order of the Board of Directors

Harrold J. Rust
President and Chief Executive Officer
Fremont, California
April 29, 2022

You are cordially invited to attend the Annual Meeting online. Your vote is important. Whether or not you expect to attend the Annual Meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

ENOVIX CORPORATION
3501 W. Warren Avenue
Fremont, California 94538

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2022 at 1:30 p.m., Pacific Time

GENERAL INFORMATION
The Proxy Materials for our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) include the Notice of Internet Availability of Proxy Materials (the “Notice”), Notice of Annual Meeting, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended January 2, 2022 (collectively, the “proxy materials”) are first being furnished by and on behalf of the Board of Directors of Enovix Corporation on or about April 29, 2022.
We were a special purpose acquisition company called Rodgers Silicon Valley Acquisition Corp. (“RSVAC”) prior to the closing of a business combination (the “Business Combination”) on July 14, 2021 (the “Closing Date”). The Business Combination represents the transactions contemplated by an agreement and plan of merger (the “Merger Agreement”) whereby Enovix Corporation (“Legacy Enovix”) merged with and into our subsidiary. For further information on the Business Combination, please refer to our Annual Report on Form 10-K for the fiscal year ended January 2, 2022.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our Board of Directors is soliciting your proxy to vote at the Annual Meeting, to be held on Wednesday, June 15, 2022 at 1:30 p.m. Pacific Time. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
The Notice will provide instructions as to how a stockholder of record may access and review the proxy materials on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended January 2, 2022 are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
We intend to mail the Notice on or about April 29, 2022 to all stockholders of record, who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the internet on the same date.
Will I receive any other proxy materials by mail?
No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com or call 1-800-579-1639. Please have your proxy card in hand when you access the website or call and follow the instructions provided.
When is the record date for the Annual Meeting?
The Board of Directors set the record date for the Annual Meeting as of the close of business on April 18, 2022 (the “Record Date”).
Why is Enovix conducting a virtual Annual Meeting?
Due to the COVID-19 pandemic, the Annual Meeting will be held in a virtual format to provide a safe experience for our partners, employees, and stockholders, and to be more inclusive and reach a greater number of our stockholders.
How do I attend, participate in, and ask questions during the Annual Meeting?
We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/ENVX2022. The Annual Meeting will start at 1:30 p.m. Pacific Time, on Wednesday, June 15, 2022.
In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of our common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate are available at www.virtualshareholdermeeting.com
/ENVX2022. We recommend that you log in a few minutes before 1:30 p.m., Pacific Time to ensure you are logged in when the Annual Meeting starts. The webcast will open at 1:15 p.m., Pacific Time, on June 15, 2022.
If you would like to submit a question during the Annual Meeting, you may log in to www.virtualshareholdermeeting.com
/ENVX2022 using your control number, type your question into the “Ask a Question” field, and click “Submit.” The webcast will open for questions at 1:15 p.m., Pacific Time, on June 15, 2022.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will find posted our rules of conduct for the Annual Meeting when you log in prior to its start. During the question-and-answer session of the Annual Meeting, we will address questions pertinent to meeting matters, subject to time constraints. Questions that are substantially similar may be grouped and answered once to avoid repetition. To allow us to respond to appropriate questions in the allotted time, we may limit each stockholder to one question. Please refer to the rules of conduct for additional guidelines regarding the Annual Meeting.
What if I have technical difficulties or trouble accessing the Annual Meeting?
Beginning at 1:15 p.m. Pacific Time and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/ENVX2022 or at www.proxyvote.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote online at the Annual Meeting. On the Record Date, there were 156,776,619 shares of common stock outstanding and entitled to vote. Holders of our shares of common stock as of the Record Date are entitled to one vote for each share held on all matters to be voted on by stockholders at the Annual Meeting.
A list of stockholders of record will be available for inspection by stockholders of record online during the Annual Meeting for those that attend. In addition, for the ten days prior to the Annual Meeting, the stockholder list will be available upon request via ir@enovix.com for examination by any stockholder for any purpose relating to the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent. Check with your broker, bank, or other agent, and follow the instructions you receive during the registration process prior to the Annual Meeting.
What am I voting on?
There are two matters scheduled for a vote:
•	Proposal No. 1 - To elect seven directors to hold office until the 2023 Annual Meeting of Stockholders; and
•	Proposal No. 2 - To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy, Edward J. Hejlek, Chief Legal Officer, General Counsel and Secretary, and Steffen Pietzke, Chief Financial Officer, to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors did not know of any other business to be presented for consideration at the Annual Meeting.

How do I vote?
You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the proposal to ratify the selection of Deloitte & Touche LLP, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
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To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/ENVX2022, starting at 1:30 p.m., Pacific Time on Wednesday, June 15, 2022. The webcast will open 15 minutes before the start of the Annual Meeting.

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To vote in advance of the Annual Meeting through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice or the printed proxy card. Your internet vote must be received by 8:59 p.m., Pacific Time on Tuesday, June 14, 2022 to be counted.

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To vote in advance of the Annual Meeting by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice or the printed proxy card. Your telephone vote must be received by 8:59 p.m., Pacific Time on Tuesday, June 14, 2022 to be counted.

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To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.
If you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director and “For” the ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023. If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.
Can I revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538.
•	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes and (b) for Proposal No. 2, votes “For” and “Against,” as well as abstentions.
Abstentions will be counted towards the vote total for Proposal No. 2 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards Proposal No. 1. We do not expect broker non-votes to exist in connection with Proposal No. 2.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since Proposal No. 1 is considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.
As a reminder, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
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Proposal No. 1 - For the election of directors, the seven nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Broker non-votes will not affect the outcome of the election of directors. Accordingly, only votes “For” will affect the outcome.

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Proposal No. 2 - To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023, the proposal must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. On the Record Date, there were 156,776,619 shares outstanding and entitled to vote. Thus, the holders of 78,388,310 shares must be present at the Annual Meeting by virtual attendance or represented by proxy at the Annual Meeting to have a quorum. The inspector(s) of election appointed for the Annual Meeting will determine whether or not a quorum is present.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

When are stockholder proposals and director nominations due for the 2023 Annual Meeting of Stockholders?
Stockholder Proposals.
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 30, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Enovix Corporation
Attention: Secretary
3501 W. Warren Avenue
Fremont, California 94538
Our Amended and Restated Bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice with respect to such annual meeting delivered to stockholders, (ii) brought specifically by or at the direction of our Board of Directors, or a duly authorized committee of our Board of Directors, or (iii) properly brought before the meeting in accordance with our Bylaws by a stockholder of record entitled to vote at the meeting. To be properly brought, notice of the proposal must contain the information required by our Bylaws and must be received by our Secretary at our principal executive offices not earlier than the close of business on February 15, 2023 and not later than the close of business on March 17, 2023.
In the event that we hold the 2023 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2023 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•	the 90th day prior to the 2023 annual meeting of stockholders; or
•	the 10th day following the day on which public announcement of the date of our 2023 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Director Nominations.
Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Information Regarding the Board of Directors and Corporate Governance—Nominating and Corporate Governance Committee.”
Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director candidate, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above for stockholder proposals that are not intended to be included in a proxy statement.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules in connection with our 2023 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2023.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of the Board of Directors. The Board of Directors presently has seven members, five of whom are deemed “independent” under the SEC rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. Upon the recommendation of the Nominating and Corporate Governance Committee of our Board of Directors, our Board of Directors has nominated the seven director nominees listed below for election at the Annual Meeting. Each of the director nominees currently serves on the Board of Directors. The current term of all directors will expire at the Annual Meeting when their successors are elected, and the Board of Directors has nominated each of these individuals for a new one-year term that will expire at the 2023 Annual Meeting of Stockholders when their successors are elected.
Directors are elected by a plurality of the votes of the holders of shares of common stock present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve if elected.
The following is a brief biography of the nominees for election at the Annual Meeting, including their respective ages. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of the Board of Directors.
NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Harrold J. Rust, age 60, has served as our President and Chief Executive Officer and as a member of our Board of Directors since July 2021 and previously served as Legacy Enovix’s President and Chief Executive Officer from November 2006, when he founded Legacy Enovix, to July 2021. Since July 2021, Mr. Rust has served as President and Chief Executive Officer and as a member of the Board of Directors of Enovix Operations Inc., a wholly owned subsidiary of Enovix Corporation. From April 2002 to September 2006, he served as vice president of FormFactor, Inc., a 3D material semiconductor testing company. Mr. Rust received a M.S. in Mechanical Engineering from Stanford University and a B.S. in Mechanical Engineering from the University of California, Davis. We believe that Mr. Rust is qualified to serve on our Board of Directors based on his experience as the founder of Enovix and his industry knowledge, as well as his leadership experience and technical expertise.
Thurman J. “T.J.” Rodgers, age 74, has served as Chairman of our Board of Directors since July 2021 and previously served as RSVAC’s Chief Executive Officer and Chairman of the Board of Directors from September 2020 to July 2021 and as a member of Legacy Enovix’s Board of Directors from February 2012 to July 2021. Since July 2021, Mr. Rodgers has served as Chairman of the Board of Directors of Enovix Operations, Inc. Mr. Rodgers founded Cypress Semiconductor Corporation, a semiconductor company, in 1982 and served as the president, chief executive officer and as a member of its board of directors until April 2016. Since January 2017, Mr. Rodgers has served on the board of directors of Enphase Energy, Inc., and as chairman of the board of directors of FTC Solar, Inc., both of which are public companies in the energy industry. From May 2002 to May 2011, Mr. Rodgers served as a member of the board of directors of SunPower Corporation, an energy company. Mr. Rodgers is presently a member of the board of directors of several privately-held companies. From June 2004 through December 2012, Mr. Rodgers was a member of the board of trustees of Dartmouth College, his alma matter. He holds a B.S. in Physics and Chemistry from Dartmouth and a M.S. and Ph.D. in Electrical Engineering from Stanford University. At Stanford, Mr. Rodgers invented, developed and patented VMOS technology. We believe that Mr. Rodgers is qualified to serve on our Board of Directors based on his public company board experience, industry knowledge and expertise and skills in strategy and management.
Betsy Atkins, age 68, has served as a member of our Board of Directors since July 2021 and previously served as a member of Legacy Enovix’s Board of Directors from January 2021 to July 2021. Since July 2021, Ms. Atkins has served as a member of the Board of Directors of Enovix Operations, Inc. Since 1994, Ms. Atkins has served as the chief executive officer of Baja Corp, an independent venture capital firm focused on technology, renewable energy and life sciences. Ms. Atkins currently serves on the public company boards of SL Green Realty Corp., a real estate investment trust, since April 2015, and Wynn Resorts Ltd., a hospitality company, since April 2018, as well as other private companies. Ms. Atkins previously served on the boards of Cognizant Technology Solutions, an information technology services company, from 2017 to 2018, Schneider Electric, an energy company, from April 2011 to April 2019, Covetrus, Inc. and its predecessor, Vets First Choice, a pharmaceutical company, from February 2016 until September 2019, HD Supply, Inc., an industrial distributor, from September 2013 to April 2018, and SunPower Corporation, a publicly-traded energy company, from August 2005 to August 2012. Ms. Atkins received a B.A. from the University of Massachusetts. We believe that Ms. Atkins is qualified to serve on our Board of Directors based on her public company board experience and corporate governance expertise.
Pegah Ebrahimi, age 42, has served as a member of our Board of Directors since November 2021. Since November 2021, Ms. Ebrahimi has served as a member of the Board of Directors of Enovix Operations, Inc. From October 2019 to January 2021, Ms. Ebrahimi served as a board advisor of Gainsight Inc., a technology company, focused on software optimizing the customer experience and improving product analytics. From January 2019 to October 2020, she served as the chief operating officer of Cisco Collaboration at Cisco Systems Inc., a publicly-traded, multinational company, focused on designing and developing networking equipment and technology. From November 2013 to January 2019, she served as chief operating officer of Global Technology Banking at Morgan Stanley & Co. LLC, a multinational investment bank and financial services company, where she previously served as chief information officer of global investment banking from December 2009 to November 2013 and vice president investment banking from July 2008 to November 2009. From 2015 to May 2018, she served as an advisory board member of Accompany, Inc., a technology company, focused on designing and developing a relationship intelligence platform. Ms. Ebrahimi received a B.S. in Economics and Mathematics from the Massachusetts Institute of Technology. We believe that Ms. Ebrahimi is qualified to serve on our Board of Directors based on her go-to-market strategic expertise leadership experience.
Emmanuel T. Hernandez, age 66, has served as a member of our Board of Directors since July 2021 and previously served as the Chief Financial Officer and a director of RSVAC from November 2020 to July 2021. Since July 2021, Mr. Hernandez has served as a member of the Board of Directors of Enovix Operations, Inc. Since February 2021, Mr. Hernandez has served as a member of the board of directors of Ouster, Inc., a leading Lidar company, including as chairman of its audit committee. From November 2002 to March 2021, he served as a member of the board of directors of ON Semiconductor Corp, a transistor stalwart, including as chairman of its audit committee. From June 2017 to March 2022, Mr. Hernandez served as the chairman of the board of directors of BrainChip, Inc., a publicly-traded Australian artificial intelligence company. From 2004 to 2009, he was the chief financial officer of SunPower Corporation, an energy company. From 1993 to 2004, he was the executive vice president finance & administration and chief financial officer of Cypress Semiconductor Corporation, a semiconductor company. Prior to that, from 1976 to 1993, he held a series of positions at National Semiconductor, a pioneer Silicon Valley semiconductor company. From 2009 to 2017, he served on the boards of EnStorage Inc., formerly, an energy storage company, and SunEdison, Inc., a renewable energy company. He holds an MBA degree in Finance from Golden Gate University and a B.S. in accounting from the University of Nueva Caceres in the Philippines. We believe that Mr. Hernandez is qualified to serve on our Board of Directors based on his public company board experience and skills and expertise in strategy, finance and management.
John D. McCranie, age 78, has served as a member of our Board of Directors since July 2021 and previously served as a director of RSVAC from December 2020 to July 2021. Since November 2021, Mr. McCranie has served as a member of the Board of Directors of Enovix Operations, Inc. Since May 2018 and November 2019, Mr. McCranie has served as a board member and board chairman, respectively, of NexGen Power Systems, a power electronics company. After his early career in semiconductor sales, he became the executive vice president of sales & marketing for Harris Corporation, formerly, a technology company, and the chief executive officer of SEEQ Technology, formerly, a semiconductor company, and Virage Logic Corporation, formerly, a semiconductor company. From 1994 to 2001, he joined Cypress Semiconductor Corporation, a semiconductor company, as executive vice president of sales & marketing. He has held 10 board positions in the semiconductor industry, including having served on the board of Cypress Semiconductor Corporation, from June 2017 to May 2019, and ON Semiconductor Corporation, a semiconductor company, from 2001 to 2018. From 2012 to 2017, he served on the board of Mentor Graphics, an electric design automation company. He holds a B.S. in Electrical Engineering from Virginia Polytechnic Institute. We believe that Mr. McCranie is qualified to serve on our Board of Directors based on his public company board experience and his industry expertise.

Gregory Reichow, age 52, has served as a member of our Board of Directors since July 2021 and as a member of Legacy Enovix’s Board of Directors from November 2020 to July 2021. Since July 2021, Mr. Reichow has served as a member of the Board of Directors of Enovix Operations, Inc. Since July 2016, he has served as a partner at Eclipse Ventures, LLC, a venture capital firm. From June 2013 to July 2016, Mr. Reichow served as vice president, production (manufacturing, supply chain and automation engineering), at Tesla, Inc., an electric automobile manufacturer. From April 2011 to June 2013, he served as vice president of operations, powertrain, at Tesla. From November 2003 to April 2011, Mr. Reichow served as senior vice president of operations of SunPower Corporation, an energy company. From 1993 to 2003, he served various manufacturing and quality roles at Cypress Semiconductor Corporation, a semiconductor company. Mr. Reichow received a B.S. in Mechanical & Industrial Engineering from the University of Minnesota. We believe that Mr. Reichow is qualified to serve on our Board of Directors based on his executive and leadership experience and technical expertise.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES ABOVE
BOARD OF DIRECTORS DIVERSITY
The Board of Directors Diversity Matrix, below, provides the diversity statistics for our Board of Directors.
Board of Directors Diversity Matrix (As of April 29, 2022)
Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Family Relationships
There are no family relationships among any of our directors or executive officers.
Director Independence
Our common stock is listed on Nasdaq. As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be “independent.” The Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
The Board of Directors has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board of Directors affirmatively determined that none of the directors, other than Mr. Rust and Mr. Rodgers, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the Nasdaq listing standards. In addition, our Board of Directors previously determined that Michael J. Petrick, who served as a director during 2021, including as a member of the Audit Committee and chairperson of the Compensation Committee, and resigned effective November 2021, was “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with Enovix and all other facts and circumstances the Board of Directors deems relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Person Transactions.” Prior to the Business Combination, the board of directors of RSVAC determined that each of Ms. Hung, Mr. Gomo, Mr. McCranie, and Mr. Malchow, who then served on RSVAC’s board of directors, was “independent” as that term is defined under the Nasdaq listing standards.
Board of Directors Leadership Structure
The positions of Chairman of the Board of Directors and Chief Executive Officer are presently separated, with Mr. Rodgers serving as our Chairman of the Board of Directors and Mr. Rust serving as our Chief Executive Officer. We believe this arrangement, at this time, allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Bylaws and Corporate Governance Guidelines, which do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, allow our Board of Directors to determine the leadership structure that is appropriate for us at any given point in time, taking into account the dynamic demands of our business and other factors.
Role of the Board of Directors in Risk Oversight
One of the key functions of the Board of Directors is the informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure and the Audit Committee of the Board of Directors has the responsibility to consider and discuss our major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee will also monitor compliance with legal and regulatory requirements. The Compensation Committee of the Board of Directors also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Meetings of The Board of Directors and Its Committees
The Board of Directors met five times during the fiscal year ended January 2, 2022 following the completion of Business Combination in July 2021. The Audit Committee, the Compensation Committee, and the Nominating and

Corporate Governance Committee met four, three and two times, respectively, during the fiscal year ended January 2, 2022. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the fiscal year ended January 2, 2022 for which he or she was a director or committee member, with the exception of Betsy Atkins who attended 60% of the Board of Directors meetings that occurred following the completion of our Business Combination in July 2021.
During the fiscal year ended January 2, 2022, prior to the completion of our Business Combination in July 2021, the RSVAC board of directors met twice, and the audit committee met once. Each director attended 75% or more of the aggregate number of meetings of the RSVAC board of directors and of the committees on which he or she served, held during the portion of the fiscal year ended January 2, 2022 for which he or she was a director or committee member, with the exception of Mr. Rodgers who recused himself from participating in the meetings of the Board of Directors.
We encourage our directors and nominees for director to attend our annual meeting of stockholders.
Information Regarding Committees of the Board of Directors
The Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Pursuant to our Bylaws, the Board of Directors may establish such other committees as may be permitted by law. The following table provides current membership information for each of these Board of Directors committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Thurman J. “T.J.” Rodgers
Betsy Atkins		X	X*
Pegah Ebrahimi(1)	X		X
Emmanuel T. Hernandez	X*
John D. McCranie(2)	X	X*
Gregory Reichow		X	X
Harrold J. Rust
Total meetings in the fiscal year ended January 2, 2022	4	3	2
*	Committee Chairperson
(1)	Ms. Ebrahimi joined the Audit Committee in November 2021 and the Nominating and Corporate Governance Committee in December 2021.
(2)	Mr. McCranie was removed from the Nominating and Corporate Governance Committee and joined the Compensation Committee in December 2021.
Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board of Directors for approval. The written charters of the committees are available at the investors section of our website at https://ir.enovix.com/.
Audit Committee
The Audit Committee consists of Ms. Ebrahimi, Mr. Hernandez and Mr. McCranie, each of whom the Board of Directors has determined satisfies the independence requirements under the Nasdaq listing standards and Rule 10A-3(b)(1) under the Exchange Act. The chairperson of the Audit Committee is Mr. Hernandez. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.
The Board of Directors has also determined that Mr. Hernandez qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Hernandez’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis. Specific responsibilities of the Audit Committee include:
•	helping the Board of Directors oversee corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing related person transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
The Compensation Committee consists of Ms. Atkins, Mr. McCranie and Mr. Reichow. The chairperson of the Compensation Committee is Mr. McCranie. The Board of Directors has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:
•	reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;
•	administering the equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, employment agreements, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of the Compensation Committee, in consultation with our Chief Executive Officer and/or Senior Vice President of Human Resources. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
The Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.
Our Compensation Committee makes most of the significant adjustments to annual compensation, determines bonus and equity awards, and establishes new performance objectives at one or more meetings held during the first quarter of the year. Our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. The Compensation Committee does not delegate authority to approve executive officer compensation.
We have designed our executive compensation program to attract, motivate and retain a team of highly qualified executives who will drive innovation and business success. To inform executive compensation decisions and ensure the competitiveness of our executive compensation programs and decisions, our Compensation Committee benchmarks our executive compensation against the total executive compensation of a peer group of companies. For all executive officers and directors as part of its deliberations, the Compensation Committee may also review and consider, as appropriate, materials such as executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels.
Compensation Consultants
During the fiscal year ended January 2, 2022, the Compensation Committee retained Compensia as its compensation consultant. The Compensation Committee requested that Compensia:
•	provide market information, analysis, and other advice relating to executive compensation on an ongoing basis;
•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and
•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.
As part of its engagement, Compensia was requested by the Compensation Committee to develop a comparative group of peer companies and to perform analyses of competitive performance and compensation levels and design for that group. At the request of the Compensation Committee, Compensia also engaged in discussions with members of the Compensation Committee and senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Following an active dialogue with Compensia, the Compensation Committee considered Compensia’s input as part of its decision-making process.
The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services and the fees associated with the services provided during the fiscal year ended January 2, 2022. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act

Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq listing standards, and such other factors as were deemed relevant under the circumstances, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Compensia.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Ms. Atkins, Ms. Ebrahimi and Mr. Reichow. The chairperson of the Nominating and Corporate Governance Committee is Ms. Atkins. All members of the Nominating and Corporate Governance Committee are independent under the Nasdaq listing standards. Specific responsibilities of the Nominating and Corporate Governance Committee include:
•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board of Directors;
•	considering and making recommendations to the Board of Directors regarding the composition and chairpersonship of the committees of the Board of Directors;
•	reviewing and recommending to the Board of Directors the compensation paid to the directors;
•	instituting plans or programs for the continuing education of the Board and orientation of new directors;
•	reviewing, evaluating and recommending to the Board of Directors succession plans for our executive officers;
•	overseeing our environmental, social and governance activities;
•	developing and making recommendations to the Board of Directors regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and
•	overseeing periodic evaluations of the performance of the Board of Directors, including our individual directors and committees.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity in terms of background, perspective and experience, including diversity with respect to race, ethnicity, gender, age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and Enovix, to maintain a balance of knowledge, experience and capability. To implement and review the effectiveness of our diversity policy, the Nominating and Governance Committee reviews the appropriate skills and characteristics of members of the Board of Directors in the context of the then current composition of the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors is committed to seeking out highly-qualified candidates who are women or from underrepresented communities who meet the applicable business and search criteria to include in the pool of candidates from which director nominees are chosen.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board of Directors refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Enovix during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board of Directors’ self-evaluation, conducted annually on a group and individual basis and every three years, conducted with an outside consultant. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, so long as the recommendations comply with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws and all applicable laws, rules and regulations. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by providing timely notice in writing to our Secretary at c/o Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the notice not earlier than the close of business on February 15, 2023 and not later than the close of business on March 17, 2023. Submissions must include the specific information required in Section 5 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, applicable to all of our employees, executive officers and directors. Our Code of Business Conduct and Ethics is available at the investors section of our website at https://ir.enovix.com/. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website to the extent required by applicable rules and exchange requirements.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines are available in the investors section of our website at https://ir.enovix.com/.
Insider Trading Policy
Our Board of Directors has adopted an insider trading policy that applies to all of our employees, directors, and consultants. This policy prohibits engaging in short sales, transactions in put or call options, hedging transactions, or other inherently speculative transactions with respect to our securities or derivative securities at any time.
Stockholder Communications with the Board of Directors
Our stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director addressed to c/o Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication or inform the proper authorities, as may be appropriate.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
On April 22, 2022, Enovix published its first Environmental, Social and Governance (“ESG”) Report which is available on our website at https://enovix.com/esg. The report provides an overview of our ESG activities during the fiscal year ended January 2, 2022. As we mature and grow, we intend to prioritize ESG goal setting based on industry standards, and to report annually on our progress. Enovix technology inherently works towards lowering carbon emissions in industry and addressing the threat of climate change. We remain dedicated to developing strong ESG practices throughout everything we do to maximize our positive impact on society for the benefit of our stakeholders and the planet.
All statements other than statements of historical or current facts, including statements regarding our ESG plans and goals, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the fiscal year ended January 2, 2022.

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP currently serves as our independent registered public accounting firm. After consideration of Deloitte & Touche LLP’s qualifications and past performance, the Audit Committee has selected, and the Board of Directors ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023. The Board of Directors has directed that management submit the selection of Deloitte & Touche LLP for ratification by our stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee or the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during our fiscal year if they determine that such a change would be in the best interests of Enovix and our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dismissal of Marcum LLP
As previously disclosed, in connection with the closing of the Business Combination on July 14, 2021, Marcum LLP was informed that it would be dismissed as our independent registered public accounting firm following the filing of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. This decision was approved by the Board of Directors.
Marcum LLP’s report of independent registered public accounting firm dated March 8, 2021, except for the effects of the restatement discussed in Note 2 to the financial statements in Amendment No. 3 to Registration Statement on Form S-4, dated June 21, 2021, filed by RSVAC with the SEC and the subsequent event discussed in Note 11B to the financial statements in Amendment No. 3 to Registration Statement on Form S-4, dated June 21, 2021, filed by RSVAC with the SEC, as to which the date is May 4, 2021, on the RSVAC consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from September 23, 2020 (RSVAC’s inception) through December 31, 2020 and the related notes to the financial statements, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from September 23, 2020 through December 31, 2020 and the subsequent interim period through July 14, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference thereto in its reports on RSVAC’s financial statements for such periods. During the period from September 23, 2020 through December 31, 2020 and the subsequent interim period through July 14, 2021, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with RSVAC’s initial public offering, which resulted in the restatement of RSVAC’s financial statements as set forth in RSVAC’s Annual Report on Form 10-K/A for the year ended December 31, 2020, as filed with the SEC on May 5, 2021.
We previously provided Marcum LLP with a copy of the disclosures we made pursuant to Item 4.01 in our Current Report on Form 8-K filed with the SEC on July 19, 2021, and reproduce in this Proxy Statement, and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree. Marcum LLP furnished such a letter, stating that it agreed with our disclosures, which we filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 19, 2021.

Appointment of Deloitte & Touche LLP
In connection with the closing of the Business Combination on July 14, 2021, the Board of Directors approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Deloitte & Touche LLP served as the independent registered public accounting firm for Legacy Enovix.
During the period from September 23, 2020 through December 31, 2020 and the subsequent interim period through July 14, 2021, (i) we did not both (a) consult with Deloitte & Touche LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements and (b) receive a written report or oral advice that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) we did not consult Deloitte & Touche LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
PRINCIPAL ACCOUNTANT FEES AND SERVICES
As described above, Deloitte & Touche LLP was appointed as our independent registered public accounting firm in July 2021, upon the dismissal of Marcum LLP. Deloitte & Touche LLP has audited the financial statements of Legacy Enovix since January 2021. The fees of Deloitte & Touche LLP presented below are not representative of the fees to be billed by Deloitte & Touche LLP for us as a public company but are presented solely to provide our stockholders with a basis to understand our historical relationship with Deloitte & Touche LLP.
The following table sets forth the aggregate fees billed for professional audit services and other services rendered by our current auditor, Deloitte & Touche LLP, and our former auditor, Marcum LLP, for the fiscal year ended January 2, 2022 and by Marcum LLP for the fiscal year ended December 31, 2020. All of the services described in the following fee table were approved by the Audit Committee.
	Year Ended January 2, 2022	Year Ended December 31, 2020
	(in thousands)
Audit Fees(1)	$787	$87
Audit-Related Fees(2)	33	31
Tax Fees(3)	31	—
All Other Fees	—	—
Total Fees	$851	$118
(1)
Audit Fees - This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees - This category generally consists of assurance and related services, such as due diligence related to acquisition, business combination and finance offering.
(3)	Tax Fees - This category consists of services for tax compliance, tax advice, and tax planning.
Pre-Approval Policies and Procedures
Our Audit Committee has procedures in place for the pre-approval of all audit services, audit-related services, tax services, and other services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. Our Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE APOINTMENT OF DELOITTE AND TOUCHE LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JANUARY 1, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.
With respect to Enovix’s financial reporting process, its management is responsible for establishing and maintaining internal controls and preparing its financial statements. Enovix’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of Enovix’s financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare financial statements. These are the fundamental responsibilities of management.
In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 2, 2022 with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Enovix’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022 for filing with the Securities and Exchange Commission. Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Emmanuel T. Hernandez (Chairperson)
Pegah Ebrahimi
John D. McCranie
This report of the Audit Committee will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of April 18, 2022 by:
•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors and nominees for director;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
Applicable percentages are based on 156,776,619 shares of common stock outstanding on April 18, 2022, adjusted as required by rules promulgated by the SEC. We have determined beneficial ownership in accordance with the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable and restricted stock units (“RSUs”) that vest within 60 days of April 18, 2022. These securities are deemed to be outstanding and beneficially owned by the person holding such options, warrants or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information in this table is not necessarily indicative of beneficial ownership for any other purpose.
Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws, and their business address is c/o Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538.
	Beneficial Ownership of Common Stock
Beneficial Owner	Number of Shares	Percent of Total
Greater Than 5% Stockholder
Eclipse Fund III, L.P.(1)	17,583,258	11.2%
Entities affiliated with Park West Asset Management LLC(2)	14,786,112	9.4%

Named Executive Officers and Directors
Thurman J. Rodgers(3)	25,144,714	15.6%
Betsy Atkins(4)	340,621	*
Pegah Ebrahimi(5)	2,135	*
Emmanuel T. Hernandez(6)	963,162	*
John D. McCranie(7)	973,162	*
Gregory Reichow(8)	18,791	*
Harrold J. Rust(9)	2,788,199	1.8%
Ashok Lahiri(10)	1,522,410	1.0%
Steffen Pietzke(11)	744,406	*
All current directors and executive officers as a group (11 individuals)(12)	33,909,969	20.6%
*	Less than one percent
(1)
This information is based solely on a Schedule 13G filed with the SEC on July 26, 2021. Consists of 17,583,258 shares of common stock held by Eclipse Fund III, L.P., or Eclipse III. Eclipse GP III, LLC, or Eclipse III GP, is the general partner of Eclipse III and may be deemed to have voting and dispositive power over the shares held by Eclipse III. Lior Susan is the sole managing member of Eclipse III GP and may be deemed to have voting and dispositive power over the shares held by Eclipse III. Eclipse III GP and Mr. Susan disclaim beneficial ownership of the shares held by Eclipse III except to the extent of their pecuniary interest therein, if any. The address for Eclipse III is 514 High Street, Suite 4, Palo Alto, California 94301.

(2)
Consists of (i) 13,460,906 shares of common stock held by Park West Investors Master Fund, Limited, or PWIMF, and (ii) 1,325,206 shares of common stock held by Park West Partners International, Limited, or PWPI. Park West Asset Management LLC is the investment manager to PWIMF and PWPI, and Peter S. Park, through one or more affiliated entities, is the controlling manager of Park West Asset Management LLC. The business address for Park West Asset Management LLC is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(3)
Consists of (i) 3,162 shares of common stock held directly by Mr. Rodgers, (ii) 20,926,552 shares of common stock held by Rodgers Massey Revocable Living Trust dtd 4/4/11, Thurman John Rodgers, Trustee, (iii) 115,000 shares of common stock held by Rodgers Capital, LLC (the “Sponsor”), and (iv) 4,100,000 Private Placement Warrants held by Rodgers Massey Revocable Living Trust dtd 4/4/11, Thurman John Rodgers, Trustee.

(4)
Consists of (i) 188,930 shares of common stock held directly by Ms. Atkins, of which 71,531 shares of common stock will be unvested and remain subject to a repurchase right within 60 days of April 18, 2022, (ii) 51,691 shares of common stock issuable to Ms. Atkins pursuant to options exercisable within 60 days of April 18, 2022, of which 37,690 shares of common stock would be unvested as of such date, and (iii) 100,000 shares of common stock issuable to Ms. Atkins pursuant to a warrant exercisable within 60 days of April 18, 2022.

(5)	Consists of 2,135 shares of common stock held directly by Ms. Ebrahimi.
(6)
Consists of (i) 463,162 shares of common stock held directly by Mr. Hernandez, and (ii) 500,000 shares of common stock issuable to Mr. Hernandez pursuant to a warrant exercisable within 60 days of April 18, 2022.

(7)
Consists of (i) 473,162 shares of common stock held directly by Mr. McCranie, and (ii) 500,000 shares of common stock issuable to Mr. McCranie pursuant to a warrant exercisable within 60 days of April 18, 2022.

(8)
Consists of (i) 15,629 shares of common stock held directly by Mr. Reichow, and (ii) 3,162 shares of common stock held by Mr. Reichow for the benefit of Eclipse Ventures, LLC. Mr. Reichow is a Partner of Eclipse Ventures, LLC. Mr. Reichow disclaims beneficial ownership of the shares held for the benefit of Eclipse Ventures, LLC and the shares held by Eclipse III referred to in Footnote 2 above.

(9)
Consists of (i) 1,379,531 shares of common stock held by the Harrold and Margaret Rust Family Trust UTD May 15, 1996, of which 330,755 shares of common stock will be unvested and remain subject to a repurchase right within 60 days of April 18, 2022, and (ii) 1,408,668 shares of common stock issuable to Mr. Rust pursuant to options exercisable within 60 days of April 18, 2022, of which 1,104,995 shares of common stock would be unvested as of such date.

(10)
Consists of (i) 1,351,031 shares of common stock held directly by Mr. Lahiri, of which 328,830 shares of common stock will be unvested and remain subject to a repurchase right within 60 days of April 18, 2022, and (ii) 171,379 shares of common stock issuable to Mr. Lahiri pursuant to options exercisable within 60 days of April 18, 2022, of which 126,061 shares of common stock would be unvested as of such date.

(11)
Consists of (i) 23,000 shares of common stock held directly by Mr. Pietzke, and (ii) 721,406 shares of common stock issuable to Mr. Pietzke pursuant to options exercisable within 60 days of April 18, 2022, of which 541,774 shares of common stock would be unvested as of such date.

(12)
Consists of (i) 26,094,980 shares of common stock held by all of our directors and executive officers as a group, of which 1,161,868 shares of common stock will be unvested and remain subject to a repurchase right within 60 days of April 18, 2022, and (ii) 2,614,989 shares of common stock issuable pursuant to options exercisable within 60 days of April 18, 2022, of which 2,006,017 shares of common stock would be unvested as of such date.

INFORMATION REGARDING EXECUTIVE OFFICERS
Our executive officers as of April 29, 2022 are as follows:
Name	Position
Harrold J. Rust	President and Chief Executive Officer
Ashok Lahiri	Chief Technology Officer
Steffen Pietzke	Chief Financial Officer
Cameron Dales	Chief Commercial Officer
Edward J. Hejlek	Chief Legal Officer, General Counsel and Secretary
Biographical information for Mr. Rust is included above with the director biographies under the section titled “Nominees for Election for a Term Expiring at the 2023 Annual Meeting of Stockholders.”
Ashok Lahiri, age 62, has served as our Chief Technology Officer since the closing of the Business Combination and previously served as Legacy Enovix’s Chief Technology Officer from June 2007 to July 2021. Since July 2021, Mr. Lahiri has served as the Chief Technology Officer of Enovix Operations, Inc. From January 2003 to April 2007, he served as senior director, process development at FormFactor, Inc., a 3D material semiconductor testing company. From 1983 to 2002, he served as senior technical staff member at IBM, an information technology company. Mr. Lahiri received a B.S. with high honors in Chemical Engineering from the University of California, Berkeley. He has authored or co-authored over 79 patents and/or patent applications in battery technology, 3D architecture, electrochemistry, and precision machining.
Steffen Pietzke, age 50, has served as our Chief Financial Officer since the closing of the Business Combination and previously served as Legacy Enovix’s Chief Financial Officer from April 2021 to July 2021. Since July 2021, Mr. Pietzke has served as the Chief Financial Officer of Enovix Operations, Inc. From March 2020 to March 2021, he served as vice president, finance and chief accounting officer at ALX Oncology Holdings Inc., a clinical-stage immuno-oncology company. In March 2020, he served as senior vice president, finance and chief accounting officer at Tricida, Inc., a pharmaceutical company, and he previously served as Tricida’s vice president, finance and chief accounting officer from April 2018 to March 2020. From March 2017 to April 2018, he served as vice president, finance and chief accounting officer at PDL BioPharma, Inc., an acquirer of royalties and pharmaceutical assets, and he previously served as PDL BioPharma’s controller and chief accounting officer from June 2015 to March 2017. From July 2013 to June 2015, he served as a senior manager with Ernst & Young LLP, a professional services firm. From April 2004 to June 2013, he served as a senior manager with PricewaterhouseCoopers LLP, a professional services firm, and he previously served as a senior associate with PricewaterhouseCoopers from September 2000 to April 2004. Mr. Pietzke received a B.S. in Accounting with honors from the University of Applied Sciences in Offenburg, Germany and is a certified public accountant.
Cameron Dales, age 51, has served as our Chief Commercial Officer since the closing of the Business Combination and previously served as Legacy Enovix’s Chief Commercial Officer from September 2018 to July 2021. Since July 2021, Mr. Dales has served as the Chief Commercial Officer of Enovix Operations, Inc. From January 2009 to September 2018, he served in various roles at Legacy Enovix, including Vice President Operations & Business Development, Senior Director Operations and as a consultant. From July 2005 to December 2008, he served as vice president & general manager, Symyx Tools, at Freeslate, Inc. (formerly known as Symyx Technologies, Inc.), a healthcare equipment company. From October 1997 to July 2005, he served as director operations, discovery tools, at Freeslate. From 1993 to 1997 he served as senior mechanical engineer at Lockheed Martin Missiles and Space Company, a global security and aerospace company. Mr. Dales received a B.S. in Mechanical Engineering from Cornell University and a M.S. in Aero/Astro Engineering from Stanford University.
Edward J. Hejlek, Esq., age 66, has served as our Chief Legal Officer, General Counsel and Secretary since the closing of the Business Combination and previously served as Legacy Enovix’s Vice President, General Counsel from January 2021 to July 2021 and Vice President, Intellectual Property from November 2020 to January 2021. Since March 2020, he has also served as executive vice president, intellectual property at Tricida, Inc., a pharmaceutical company, and he previously served as Tricida’s general counsel and senior vice president from January 2016 to March 2020. From April 2008 to December 2015, he served as a partner at Bryan Cave Leighton Paisner LLP, a law firm. From 1987 until 2012 Mr. Hejlek was an adjunct professor of law at the Saint Louis University School of Law. Mr. Hejlek received a J.D. from University of Missouri-Columbia and a B.S. in Chemical Engineering from Washington University.

EXECUTIVE COMPENSATION
Emerging Growth Company Status
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups (“JOBS”) Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory stockholder vote on named executive officer compensation and to provide information relating to the ratio of the annual total compensation of our chief executive officer to the median of the annual total compensation of all of our employees (other than our chief executive officer), each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Act.
Processes and Procedures for Compensation Decisions
Our compensation program is designed to:
•	attract, incentivize, and retain employees at the executive level who contribute to our long-term success;
•	provide compensation packages to our executives that are fair and competitive, and that reward the achievement of our business objectives; and
•	effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the creation of long-term value for our stockholders.
Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. During the fiscal year ended January 2, 2022, our Compensation Committee retained Compensia to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our Compensation Committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation related services to us.
Named Executive Officers
Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the last completed fiscal year, for the fiscal year ended January 2, 2022 are:
•	Harrold J. Rust, our President and Chief Executive Officer;
•	Steffen Pietzke, our Chief Financial Officer; and
•	Ashok Lahiri, our Chief Technology Officer.
Summary Compensation Table
The following table shows information regarding the compensation earned by or paid to our named executive officers during the fiscal years ended January 2, 2022 and December 31, 2020 (referred to as fiscal 2021 and fiscal 2020, respectively).
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Harrold J. Rust President and Chief Executive Officer	2021	338,536	180,000	5,560,515	14,605	6,093,656
	2020	292,868	—	1,670,636	9,756	1,973,260
Steffen Pietzke(4) Chief Financial Officer	2021	224,423	78,750	2,871,175	8,308	3,182,656
	2020	—	—	—	—	—
Ashok Lahiri Chief Technology Officer	2021	308,369	73,125	586,564	11,563	979,621
	2020	291,896	—	1,670,636	9,611	1,972,143

(1)
The amounts reported in this column represent special bonuses paid to Messrs. Rust, Pietzke and Lahiri representing: (i) one-time discretionary bonuses in the amounts of $120,000, $52,500 and $48,750, respectively, for achievement of the preestablished performance goal of producing the first battery cells on our automated production line, and (ii) one-time discretionary bonuses in the form of fully vested stock options reflecting an aggregate grant date fair value of $60,000, $26,250, and $24,375, respectively.

(2)
The amounts reported in this column do not reflect dollar amounts actually received by named executive officers. Instead, these amounts reflect the aggregate grant-date fair value of the options to purchase shares of our common stock granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock-based Compensation. See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2022 for a discussion of the relevant assumptions used in calculating these amounts. Our named executive officers will only realize compensation to the extent trading price of our common stock is greater than the exercise price of the shares of our common stock underlying the option awards.

(3)	These amounts represent our matching contributions to the 401(k) plan for each named executive officer. For Mr. Rust and Mr. Lahiri, the amounts also include their cell phone expenses.
(4)	Mr. Pietzke joined Legacy Enovix in April 2021. His annualized base salary as of January 2, 2022 was $350,000.
Outstanding Equity Awards as of January 2, 2022
The following table shows certain information regarding outstanding equity awards held by each of our named executive officers at January 2, 2022:
	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date
Harrold J. Rust(3) President and Chief Executive Officer	12/13/2018	24,230(4)	—	0.05	12/13/2027
	4/20/2021	165,438(5)	1,208,395(5)	9.26	4/19/2031
Steffen Pietzke Chief Financial Officer	4/20/2021	4,734(6)	712,430(6)	9.26	4/19/2031
Ashok Lahiri(7) Chief Technology Officer	12/13/2018	21,538(8)	—	0.05	12/13/2027
	4/20/2021	9,425(9)	131,951(9)	9.26	4/19/2031
(1)	All option awards were granted pursuant to our 2016 Equity Incentive Plan, as amended (the “2016 Plan”).
(2)	Under our 2016 Plan and our 2021 Equity Incentive Plan (the “2021 Plan”), early exercise of options is permitted.
(3)	Mr. Rust has 412,295 shares of our common stock subject to repurchase in accordance with our 2016 Plan.
(4)
For Mr. Rust’s December 13, 2018 grant, the shares of our common stock underlying the option award vests in 48 equal monthly installments beginning on the vesting commencement date, September 1, 2017, subject to the named executive officer’s continued service at each vesting date.

(5)	For Mr. Rust’s April 20, 2021 grants, they have the following two different vesting terms, and these grants are subject to named executive officer’s continued service at each vesting date.
a.	1,107,678 shares of our common stock underlying the option award vests in 60 equal monthly installments beginning on the vesting commencement date, April 18, 2021; and
b.
1/120th of the 266,156 shares of our common stock underlying the option award vests in 48 equal monthly installments beginning on the vesting commencement date, April 18, 2021, and 1/20th of the 266,156 shares of our common stock underlying the option award vests in 12 equal monthly installments thereafter.

(6)	For Mr. Pietzke’s April 20, 2021 grants, they have the following three different vesting terms and these grants are subject to named executive officer’s continued service at each vesting date.
a.
1/5th of 276,918 shares of our common stock underlying the option award vests on the one year anniversary of the vesting commencement date, April 18, 2021, and 1/60th of the shares of our common stock underlying the option award vests in 48 equal monthly installments thereafter.

b.
1/120th of the 71,020 shares of our common stock underlying the option award vests in 48 equal monthly installments beginning on the vesting commencement date, April 18, 2021, and 1/20th of the shares of our common stock underlying the option award vests in 12 equal monthly installments thereafter; and

c.
1/4th of the 369,226 shares of our common stock underlying the option award vests on the one year anniversary of the vesting commencement date, April 1, 2021, and 1/48th of the shares underlying the option award vests in 36 equal monthly installments thereafter.

(7)	Mr. Lahiri has 408,445 shares of our common stock subject to repurchase in accordance with our 2016 Plan.
(8)
For Mr. Lahiri’s December 13, 2018 grant, the shares of our common stock underlying the option awards vest in 48 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

(9)
For Mr. Lahiri’s April 20, 2021 grant, 1/120th of the 141,376 shares of our common stock underlying the option award vests in 48 equal monthly installments beginning on the vesting commencement date, April 18, 2021, and 1/20th of the shares of our common stock underlying the option award vests in 12 equal monthly installments thereafter, subject to named executive officer’s continued service at each vesting date.

Employment Arrangements with Named Executive Officers
The employment agreements and offer letters with our named executive officers generally provide for at-will employment and set forth the named executive officer’s initial base salary, annual discretionary bonus, pro rata bonus, eligibility for employee benefits and confirmation of the terms of previously granted equity awards, and severance payments and benefits on a qualifying termination of employment or resignation. In addition, each of our named executive officers has executed our standard confidential information and invention assignment agreement. The key terms of these agreements are described below.
Harrold J. Rust
We entered into an offer letter with Mr. Rust in February 2012, as amended and restated into an employment agreement in May 2021, which governs the current terms of Mr. Rust’s employment with us. Pursuant to the agreement, Mr. Rust is entitled to an initial annual base salary of $301,978.32, is eligible to receive an annual discretionary bonus based in part on personal and corporate performance and may be granted additional equity awards under our 2021 Equity Incentive Plan. Mr. Rust’s employment is at will.
Ashok Lahiri
We entered into an offer letter with Mr. Lahiri in April 2007, as amended and restated into an employment agreement in May 2021, which governs the current terms of Mr. Lahiri’s employment with us. Pursuant to the agreement, Mr. Lahiri is entitled to an initial annual base salary of $301,537.44, is eligible to receive an annual discretionary bonus based in part on personal and corporate performance and may be granted additional equity awards under our 2021 Equity Incentive Plan. Mr. Lahiri’s employment is at will.
Steffen Pietzke
We entered into an offer letter with Mr. Pietzke in March 2021, as amended and restated into an employment agreement in May 2021, which governs the current terms of Mr. Pietzke’s employment with us. Pursuant to the agreement, Mr. Pietzke is entitled to an initial annual base salary of $300,000, is eligible to receive an annual discretionary bonus based in part on personal and corporate performance and may be granted additional equity awards under our 2021 Equity Incentive Plan. Mr. Pietzke’s employment is at will.
Potential Payments Upon Termination or Change of Control
Upon the termination of a named executive officer’s employment, the named executive officer is entitled to receive their base salary accrued through their last day of employment, as well as any unused vacation accrued through their last day of employment.
Change of Control and Severance Benefit Provisions
In each of our named executive officer’s employment agreements, the agreements contain a severance section that provides for severance benefits, including in connection with a “Change of Control” (as defined in the named executive officers’ employment agreements), subject to execution and effectiveness of a release of claims and compliance with their respective employment agreements, confidentiality agreements, and non-competition and non-solicitation agreements, as well as returning all company documents (and all copies thereof) and other company property in their possession, custody or control to us.
The severance section in our executive officers’ employment agreements provides that, in the event of a qualifying termination, which is either an involuntary termination of the named executive officer’s employment by us without “Cause” (not including death or “disability”) or the named executive officer’s resignation for “Good Reason” (each, as defined in the named executive officers’ employment agreements), that occurs during the time period commencing three months prior to the closing of a Change of Control and ending 12 months following the closing of such Change of Control (the “Change of Control Period”) (i) Mr. Rust will be entitled to a cash payment equal to 12 months of his base salary paid in installments, payment of his health care coverage either under our regular health plan or payment of his COBRA premiums for up to 12 months, a lump sum cash payment equal to the prorated amount of his annual target bonus amount based upon his dates of employment during the calendar year in which his Separation of Service (as defined in Mr. Rust’s employment agreement) occurs, and 100% of his then-unvested shares subject to his Equity Awards (as defined in Mr. Rust’s employment agreement) will be deemed immediately vested and exercisable as of his Separation of Service date (“Double Trigger Acceleration”); and (ii) our other executive officers will be entitled to a cash payment equal to nine months of their respective base salaries paid in installments, payment of their health care coverage either under our regular health plan or payment of their COBRA premiums for up to nine months, a lump sum cash payment equal to the prorated amount of their annual bonus target amount based upon their dates of employment during the calendar year in which their Separation of Service (as defined in their respective employment agreement) occurs, and 75% of their then-unvested shares subject to their respective Equity Awards (as defined in their employment agreements) will be deemed immediately vested and exercisable as of their respective Separation of Service dates due to Double Trigger Acceleration.
In addition, the employment agreements with our named executive officers provide that, in the event of a qualifying termination that occurs outside of the Change of Control Period, the named executive officers will receive the same benefits as stated for a qualifying termination that occurs inside of the Change of Control Period, except instead of the Double Trigger Acceleration stated above (i) Mr. Rust’s then-unvested shares’ vesting subject to his Equity Awards will be accelerated by 24 months; and (ii) our other named executive officers then-unvested shares’ vesting subject to their respective Equity Awards will be accelerated by 18 months.
We believe that these severance benefits are an important element of our executive compensation and retention program, which has particular importance in the context of a corporate transaction because providing Change of Control related severance benefits also should eliminate, or at least reduce, the reluctance of our named executive officers to diligently consider and pursue potential transactions that may be in the best interests of our stockholders. We also believe that our severance benefit arrangements with our named executive officers are consistent with compensation arrangements provided in a competitive market for executive talent and the events triggering payment represent appropriate hurdles for the severance benefits. We further believe that the benefits of such severance arrangements, including generally requiring a release of claims against us as a condition to receiving the severance benefits, are in our best interests.
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, Enovix seeks to provide a base salary level designed to reflect each named executive officer’s scope of responsibility and accountability.
Bonuses
Our management team is eligible for short-term incentive compensation through our cash bonus plan, the Enovix Corporation Annual Incentive Plan (the “AIP”). Cash incentives hold our management team, reward them based on actual business results and help create a “pay for performance” culture. Our AIP provides cash incentive award opportunities for the achievement of performance goals established by the Compensation Committee at the beginning of the fiscal year. Payouts to participants vary based on performance as compared to the target performance goals established by the Compensation Committee. The Compensation Committee also retains discretion to reduce payouts for any factors it deems appropriate.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by Enovix during the fiscal year ended January 2, 2022. Our Board of Directors may elect to provide officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Enovix during the fiscal year ended January 2, 2022.

No Tax Gross-Ups
In the fiscal year ending January 2, 2022, we did not make gross-up payments to cover our named executive officers’ personal income taxes that pertained to any of the compensation, perquisites or personal benefits paid or provided by us.
Health and Welfare Benefits
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life and disability insurance; and a tax-qualified Section 401(k) plan for which we, regardless of an employee’s contribution decision, contribute 3% of base salary to each employee’s account. We do not maintain any executive-specific benefit or perquisite programs.
401(k) Plan
We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits under the Internal Revenue Code of 1986, as amended (the “Code”), which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.
Rule 10b5-1 Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
In October 2021, our Board of Directors approved the terms of a new non-employee director compensation policy (the “Non-Employee Director Compensation Policy”), pursuant to which our non-employee directors are eligible to receive compensation for service on our Board of Directors and committees of our Board of Directors.
Each non-employee director receives an annual cash retainer of $45,000 for serving on our Board of Directors. The chairperson of the Board of Directors receives an annual cash retainer of $25,000. The Lead Independent Director receives an annual cash retainer of $15,000.
The chairpersons and members of the three committees of our Board of Directors are entitled to the following additional annual cash retainers:
Board of Directors Committee	Chairperson Fee ($)	Member Fee ($)
Audit Committee	15,000	7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	10,000	5,000
All annual cash compensation amounts are payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated based on the days served in the applicable fiscal quarter.
Initial Legacy Director Equity Awards
In October 2021, each non-employee director then serving on our Board of Directors received an RSU award for common stock having a value of $100,000 based on the Fair Market Value (as defined in our 2021 Plan) of the underlying common stock on the date of grant under the 2021 Plan. 25% of each such RSU award was vested as of the date of grant and the remainder vests in three equal installments on each of December 31, 2021, March 31, 2022 and June 30, 2022.
Initial Equity Awards
Each new non-employee director who joins our Board of Directors will receive an RSU award for common stock having a value of $275,000 based on the Fair Market Value of the underlying common stock on the date of grant under the 2021 Plan, with the $275,000 being prorated based on the number of months from the date of appointment until the next annual meeting of stockholders. Each RSU award will vest quarterly over three years.
Annual Equity Awards
On the date of each annual meeting of stockholders, each continuing non-employee director will receive an RSU award for common stock having a value of $100,000 based on the Fair Market Value of the underlying common stock on the date of grant under our 2021 Plan. Each such RSU award will vest on the earlier of (i) the date of the following annual meeting of stockholders (or the date immediately prior to the next annual meeting of stockholders if the non-employee director’s service as a director ends at such meeting due to the director’s failure to be re-elected or the director not standing for re-election) or (ii) the one year anniversary measured from the date of grant, each subject to continued service as a director through each applicable vesting date.
Vesting Acceleration
In the event of a Change of Control of Enovix (as defined in our 2021 Plan), any unvested portion of an outstanding equity award granted under the Non-Employee Director Compensation Policy will fully vest immediately prior to the closing of such change of control, subject to the non-employee director’s continuous service with us on the effective date of the change of control.
The calculation of the number of RSUs granted under the Non-Employee Director Compensation Policy will be based on the Fair Market Value of our common stock.
Expenses
We reimburse our non-employee directors for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in meetings of the Board of Directors and its committee. We also reimburse our non-employee directors for other reasonable expenses related to Board of Directors service, such as director education.

Director Compensation Table
The following table sets forth information regarding the compensation earned by or paid to non-employee directors during the fiscal year ended January 2, 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(2)
Thurman J. Rodgers	35,000	56,115	91,115
Betsy Atkins	30,000	56,115	86,115
Pegah Ebrahimi	9,162	—	9,162
Emmanuel T. Hernandez	30,000	56,115	86,115
John D. McCranie	28,750	56,115	84,865
Michael J. Petrick(3)	31,250	28,057	59,307
Gregory Reichow	27,500	56,115	83,615
(1)
The amounts reported in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant-date fair value of equity awards granted to each non-employee director, computed in accordance with the ASC Topic 718, Stock-based Compensation. For fiscal 2021, the assumptions used in calculating the grant-date fair value of the equity awards reported in this column are set forth in Note 2 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 2, 2022. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent trading price of our common stock is greater than the exercise price of the shares underlying the equity awards.

(2)
The following table sets forth the aggregate number of units subject to the RSU awards and the aggregate number of shares of our common stock underlying stock options held by each non-employee director as of January 2, 2022. Each unit granted pursuant to an RSU award represents a contingent right to receive one share of our common stock for each unit that vests.

(3)	Mr. Petrick resigned from our Board of Directors effective November 2021.
The following table indicates the number of outstanding equity awards held by each non-employee director as of January 2, 2022:
Name	RSUs	Number of Shares Underlying Stock Options
Thurman J. Rodgers	2,109	—
Betsy Atkins	2,109	51,691
Pegah Ebrahimi	13,715	—
Emmanuel T. Hernandez	2,109	—
John D. McCranie	2,109	—
Michael J. Petrick(1)	—	110,767
Gregory Reichow	2,109	—
(1)	Mr. Petrick resigned from our Board of Directors effective November 2021.

EQUITY COMPENSATION PLAN INFORMATION
The following table shows certain information with respect to all of our equity compensation plans in effect as of January 2, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(2)	Weighted- average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(4)
Equity compensation plans approved by stockholders(1)	6,288,454	$8.9	21,471,770
Equity compensation plans not approved by stockholders	—	—	—
Total	6,228,454	8.9	21,471,770
(1)
Includes our 2006 Equity Incentive Plan (the “2006 Plan”), 2016 Plan, 2021 Plan, and 2021 Employee Stock Purchase Plan (the “2021 ESPP”). No additional equity awards may be granted under the 2006 Plan or 2016 Plan.

(2)
Excludes future rights to purchase shares of common stock under our 2021 ESPP, which depend on a number of factors described in our 2021 ESPP and will not be determined until the end of the applicable purchase period.

(3)
Represents the weighted-average exercise price of our outstanding stock options only. The weighted-average exercise price excludes any outstanding units subject to RSU awards, which have no exercise price.

(4)
Consists of 15,846,770 shares of our common stock available for issuance under our 2021 Plan and 5,625,000 shares of our common stock available for issuance under our 2021 ESPP, which excludes the Evergreen Increases (as defined below). The 2021 Plan provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on January 1, 2031, in an amount equal to 4% of the total number of shares of common stock outstanding on December 31 of the preceding year, or such lesser number of shares of common stock as determined by our Board of Directors prior to January 1 of a given year (the “2021 Plan Evergreen Increase”). In addition, the 2021 ESPP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1 of each year for a period of up ten years commencing on January 1, 2022 and ending on January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, and (ii) 2,000,000 shares of common stock; or such lesser number of shares of common stock as determined by our Board of Directors prior to January 1 of a given calendar year (the “2021 ESPP Evergreen Increase” and together with the 2021 Plan Evergreen Increase, the “Evergreen Increases”). Accordingly, on January 1, 2022, the number of shares of common stock available for issuance under the 2021 Plan and the 2021 ESPP automatically increased pursuant to these provisions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described in the section titled “Executive Compensation”, below is a description of transactions since January 1, 2020 to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of any class of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Registration Rights Agreement
In connection with the closing of the Business Combination, we entered into the Amended and Restated Registration Rights Agreement on July 14, 2021 with Rodgers Capital, LLC, a Delaware limited liability company, of which Mr. Rodgers is the managing member (the “Sponsor”), and certain holders of Registrable Securities (as defined therein), including our named executive officers, certain of our directors and affiliates thereof, pursuant to which the Sponsor and such holders of Registrable Securities (as defined therein) became entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. Pursuant to the Registration Rights Agreement, we agreed that, on or prior to the 30th day following the closing of the Business Combination, we will file with the SEC (at our sole cost and expense) a registration statement registering the resale of such Registrable Securities, and we will use our commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as reasonably practicable after the filing thereof. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).
Lock-Up Agreements
In connection with the closing of the Business Combination, our executive officers and certain of our employees, agreed, subject to certain exceptions, not to, without the prior written consent of our Board of Directors, (i) offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock (collectively, the “Lock-Up Shares”), or enter into any transaction that would have the same effect, (ii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or (iii) publicly announce the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined therein) with respect to any security of Enovix; provided, however, that the restrictions set forth in these lock-up agreements shall: (i) not apply to certain of the shares as set forth in each of such lock-up agreements; and (ii) expire with respect to certain of the shares as set forth therein on the date that is 90 days after the Closing Date. Notwithstanding the foregoing, if, at any time before 180 days after the Closing Date there is a Change of Control (as defined therein) of Enovix, all of the shares shall be released from the restrictions set forth therein. As of April 29, 2022, none of our shares of common stock are subject to a lock-up agreement.
RSVAC-Related Agreements
Private Placement Warrants
Simultaneously with the closing of RSVAC’s initial public offering (the “RSVAC IPO”), RSVAC consummated a private placement of 6,000,000 warrants (the “Placement Warrants”), at a price of $1.00 per Placement Warrant to the Sponsor with the over-allotment option being exercised in full.
Each whole Placement Warrant is exercisable for one whole share of our common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Placement Warrants to the Sponsor was added to the proceeds from the RSVAC IPO held in a trust account.
Insider Letter Agreement
Simultaneously with the closing of the RSVAC IPO, RSVAC and the Sponsor entered into the Insider Letter Agreement, pursuant to which the Sponsor agreed, among other things, to vote in favor of the Business Combination.

Subscription Agreements
On the Closing Date, certain purchasers (each, a “Subscriber”) purchased from Enovix an aggregate of 12,500,000 shares of common stock (the “PIPE Shares”), for a purchase price of $14.00 per share and an aggregate purchase price of $175.0 million, pursuant to separate subscription agreements dated February 22, 2021 (collectively, the “Subscription Agreements”). Pursuant to the Subscription Agreements, we agreed to provide the Subscribers with certain registration rights with respect to the PIPE Shares. Legacy Enovix investors Jon D and Linda W Gruber Trust, Park West Investors Masters Fund, Limited and Park West Masters Partners International, Limited purchased 35,714, 1,951,710 and 191,147 shares, respectively, of our common stock in the PIPE transaction.
Enovix Stockholder Support Agreement
On February 22, 2021, RSVAC, Legacy Enovix and certain stockholders of Legacy Enovix, entered into the Enovix Stockholder Support Agreement, whereby each of the parties thereto agreed to, among other things, vote to adopt and approve, upon the effectiveness of the registration statement, the Merger Agreement and all other documents and transactions contemplated thereby. Additionally, certain stockholders of Legacy Enovix agreed, among other things, to effect the Enovix Preferred Conversion, not to transfer any of their shares of Legacy Enovix common stock and Legacy Enovix preferred stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions, or enter into any voting arrangement that is inconsistent with the Enovix Stockholder Support Agreement.
Legacy Enovix Transactions
Convertible Note Financing
In December 2019, Legacy Enovix issued and sold unsecured convertible promissory notes to certain investors up to an aggregate principal amount of $5.7 million (the “Promissory Notes”). The Promissory Notes accrued interest at the rate of 6% per year. In March 2020, at the initial closing of Legacy Enovix’s Series P-2 Preferred Stock financing, the outstanding principal amount and accrued and unpaid interest under the Promissory Notes as of such date converted into shares of Legacy Enovix’s Series P-2 Preferred Stock at a 30% discount to the cash purchase price of Legacy Enovix’s Series P-2 Preferred Stock and were terminated immediately thereafter.
The following table summarizes the participation in the foregoing transaction by Legacy Enovix’s directors, executive officers, and holders of more than 5% of any class of Legacy Enovix’s capital stock as of the date of such transaction:
Name of Noteholder	Principal Amount of Promissory Notes
Rodgers Massey Revocable Living Trust dtd 4/4/11(1)	$5,000,000
Michael John Petrick Revocable Trust, as amended(2)	350,000
Harrold and Margaret Rust Family Trust UTD May 15, 1996(3)	58,392
Ashok Lahiri(4)	58,392
(1)	Thurman John “TJ” Rodgers was a member of Legacy Enovix’s Board of Directors and is a member of Enovix’s Board of Directors and trustee of the Rodgers Massey Revocable Living Trust dtd 4/4/11.
(2)	Michael Petrick is a former member of Legacy Enovix’s Board of Directors and a former member of Enovix’s Board of Directors and is a trustee of the Michael John Petrick Revocable Trust, as amended.
(3)
Harrold Rust was Legacy Enovix’s President, Chief Executive Officer, and a member of Legacy Enovix’s Board of Directors and is Enovix’s President and Chief Executive Officer, a member of Enovix’s Board of Directors, and trustee of the Harrold and Margaret Rust Family Trust UTD May 15, 1996.

(4)	Ashok Lahiri was Legacy Enovix’s Chief Technology Officer and is Enovix’s Chief Technology Officer.
Secured Promissory Note Financing
In May 2021, Legacy Enovix issued a secured promissory note in the principal amount of $15,000,000 to the Rodgers Massey Revocable Living Trust dtd 4/4/11 (the “Bridge Note”). The proceeds from the Bridge Note were intended to provide working capital funds to help support the operations of Legacy Enovix. The Bridge Note accrued interest on a monthly basis at a rate of 7.5% per annum, payable in kind by adding such amount to the principal amount outstanding under the Bridge Note on each monthly anniversary of the issuance of the Bridge Note. The Bridge Note had a maturity date of the earlier of (i) October 25, 2021 and (ii) the closing of the Business Combination. We repaid the principal amount and all accrued and unpaid interest under the Bridge Note following the closing of the Business Combination.
The Bridge Note was subject to customary events of default and provided customary remedies upon an event of default. The Bridge Note was secured by a first priority security interest in Legacy Enovix’s assets, excluding its intellectual property. Legacy Enovix was subject to a negative pledge covenant with respect to its assets, including its intellectual property, and was restricted from selling, licensing or otherwise transferring any material assets or property outside of the ordinary course of business.
Preferred Stock Financings
From March through November of 2020, Legacy Enovix issued and sold an aggregate of 151,610,261 shares of Legacy Enovix’s Series P-2 Preferred Stock for a cash purchase price of $0.431699 per share for aggregate gross proceeds of approximately $65.5 million. Additionally, at the initial closing of its Series P-2 Preferred Stock financing in March of 2020, Legacy Enovix issued 19,001,815 shares of its Series P-2 Preferred Stock upon the conversion of approximately $5.75 million of outstanding principal and accrued and unpaid interest under the Promissory Notes. Each share of Legacy Enovix’s Series P-2 Preferred Stock was cancelled in exchange for the right to receive shares of common stock upon the closing of the Business Combination.
The following table summarizes the participation in the foregoing transactions by Legacy Enovix’s directors, executive officers, and holders of more than 5% of any class of Legacy Enovix’s capital stock as of the date of such transactions:
Name of Stockholder	Shares of Legacy Enovix Series P-2 Preferred Stock	Aggregate Purchase Price
Rodgers Massey Revocable Living Trust dtd 4/4/11(1)	23,761,025	$15,740,327
Michael John Petrick Revocable Trust, as amended(2)	1,987,571	2,276,443
Harrold and Margaret Rust Family Trust UTD May 15, 1996(3)	196,334	59,330
Ashok Lahiri(4)	196,334	59,330
Eclipse Fund III, L.P.(5)	13,434,650	5,799,725
DPIP Enovix Series	4,432,036	4,348,048
York Distressed Asset Fund III, L.P.	6,949,286	11,899,999
(1)
Thurman John “TJ” Rodgers was a member of Legacy Enovix’s Board of Directors and is a member of Enovix’s Board of Directors and trustee of the Rodgers Massey Revocable Living Trust dtd 4/4/11. Includes shares of Series P-2 Preferred Stock issued upon the conversion of an unsecured convertible promissory note issued by Legacy Enovix with an aggregate principal amount of $5.0 million.

(2)
Michael Petrick is a former member of Legacy Enovix’s Board of Directors and a former member of Enovix’s Board of Directors and is a trustee of the Michael John Petrick Revocable Trust, as amended. Includes shares of Series P-2 Preferred Stock issued upon the conversion of an unsecured convertible promissory note issued by Legacy Enovix with an aggregate principal amount of $350,000.

(3)
Harrold Rust was Legacy Enovix’s President and Chief Executive Officer and Chairperson of Legacy Enovix’s Board of Directors and is Enovix's President and Chief Executive Officer, a member of Enovix's Board of Directors, and trustee of the Harrold and Margaret Rust Family Trust UTD May 15, 1996. Includes shares of Series P-2 Preferred Stock issued upon the conversion of an unsecured convertible promissory note issued by Legacy Enovix with an aggregate principal amount of $58,392.

(4)
Ashok Lahiri was Legacy Enovix’s Chief Technology Officer and is Enovix's Chief Technology Officer. Includes shares of Series P-2 Preferred Stock issued upon the conversion of an unsecured convertible promissory note issued by Legacy Enovix with an aggregate principal amount of $58,392.

(5)	Gregory Reichow was a member of Legacy Enovix’s Board of Directors and is a member of Enovix's Board of Directors and a partner of Eclipse Ventures, an affiliate of Eclipse Fund III, L.P.
Amended and Restated Employment Agreements
Legacy Enovix entered into amended and restated employment agreements with certain of its executive officers. For more information regarding these agreements with our named executive officers, see the section titled “Executive Compensation - Employment Arrangements with Named Executive Officers.”

Stock Option Grants to Directors and Executive Officers
Legacy Enovix granted stock options to certain of its directors and executive officers. For more information regarding the stock options and stock awards granted to our non-employee directors and named executive officers, see the sections titled “Director Compensation” and “Executive Compensation.”
Indemnification Agreements
Enovix entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require Enovix to indemnify its directors and executive officers to the fullest extent permitted by Delaware law.
Our Certificate of Incorporation of contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by our Board of Directors.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction of our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of the Board of Directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering a related person transaction, our Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the risks, costs, and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the extent of the related person’s interest in the transaction;
•	the purpose and terms of the transaction;
•	management’s recommendation with respect to the proposed related person transaction;
•	the availability of other sources for comparable services or products; and
•	whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.
Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: Attn: Secretary, Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538, or by contacting Edward J. Hejlek, Chief Legal Officer, General Counsel and Secretary, at (510) 844-2829 or gc@enovix.com. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Harrold J. Rust President and Chief Executive Officer
April 29, 2022
A copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2022 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 2, 2022 at the investors section of our website at https://ir.enovix.com. A copy of our Annual Report on Form 10-K for the year ended January 2, 2022 is available without charge upon written request to: Secretary, Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538.

ENOVIX CORPORATION
3501 W. WARREN AVENUE
FREMONT, CA 94538

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 P.M. PDT on June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ENVX2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 P.M. PDT on June 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D85520-P69550

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENOVIX CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thurman J. ("T.J.") Rodgers
02) Betsy Atkins
03) Pegah Ebrahimi
04) Emmanuel T. Hernandez
05) John D. McCranie
06) Gregory Reichow
07) Harrold J. Rust

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D85521-P69550

ENOVIX CORPORATION
Annual Meeting of Stockholders
June 15, 2022 1:30 PM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Edward J. Hejlek, Chief Legal Officer, General Counsel and Secretary, and Steffen Pietzke, Chief Financial Officer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ENOVIX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 PM, PDT on June 15, 2022, virtually at: www.virtualshareholdermeeting.com/ENVX2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side